UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant ☒

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

USG CORPORATION
(Name of Registrant as Specified In Its Charter)

GEBR. KNAUF KG
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

Commencing on June 11, 2018, Gebr. Knauf KG distributed the attached communications to its employees, customers, suppliers and partners and to the employees of USG Corporation.

Knauf — USG Customer Letter

SUBJECT: A message to Knauf customers from [INSERT]

June [•], 2018

Dear Valued Knauf Customer,

I am writing to share exciting news: Knauf has entered into an agreement to acquire USG, an industry-leading manufacturer of building products and innovative solutions. As some of you may know, the Knauf group has been a supportive investor in USG for almost 20 years. During that time, Knauf has been convinced of the strategic merits of a combination with USG as it will enhance our presence in North American wallboard and ceilings as well as our position as a leading global building materials company.

As a family-owned company with a long-term focused business outlook, we believe that Knauf is the ideal partner for USG and we intend to make significant investments in USG’s operations to your benefit. By combining our complementary business, products, and global footprint we will create a company that will be better positioned to meet the needs of both companies’ end-market customers.

Today’s announcement is just the first step in a combination between Knauf and USG. We expect to complete the transaction by early 2019, subject to customary closing conditions, including regulatory approval and approval by USG shareholders. Until the transaction closes, Knauf and USG will continue to operate as separate companies.

Further, let me assure you that there will be no immediate changes in either companies’ business. Ultimately, this transaction will allow the combined company to serve you even better.

We expect this transition to be smooth for you and all our customers. Following the close of the transaction, we will share details about the combined product portfolio and the even greater innovation and value we expect to deliver. For any questions, please reach out to your regular representative at Knauf.

Thank you for your continued support and business.

Sincerely,

Alexander Knauf	Manfred Grundke
General Partner	General Partner

Additional Information and Where to Find It

This communication relates to the proposed transaction involving USG Corporation (“USG” or the “Company”) and Knauf. In connection with the proposed transaction, the Company intends to file with the U.S. Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its stockholders a proxy statement on Schedule 14A (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov, and the Company’s website, www.usg.com, and Company stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from the Company. In addition, the documents (when available) may be obtained free of charge by a request in writing to the Company at 550 West Adams Street, Chicago, Illinois 60661-3676, attention: Corporate Secretary.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Company common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2018 annual meeting of stockholders, which was filed with the SEC on March 29, 2018, the Company’s proxy supplement, which was filed with the SEC on April 20, 2018, and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 14, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Cautionary Note Regarding USG Corporation Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 related to USG management’s expectations about future conditions, including but not limited to, statements regarding the proposed transaction with Knauf, including expected timing, completion and effects of the proposed transaction. In some cases, forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “may,” “will be,” “will continue,” “will likely result” and similar expressions. Actual business, market or other conditions may differ materially from USG management’s expectations and, accordingly, may affect its sales and profitability, liquidity and future value. Any forward-looking statements represent its views only as of today and should not be relied upon as representing its views as of any subsequent date, and USG undertakes no obligation to update any forward-looking statement. Among the risks, contingencies and uncertainties that could cause actual results to differ from those described in the forward-looking statements or could result in the failure of the proposed transaction to be completed are the following: the failure to obtain the necessary USG stockholder approval for the proposed transaction; the failure to obtain necessary regulatory or other governmental approvals for the proposed transaction, or if obtained, the possibility of being subjected to conditions that could result in a material delay in, or the abandonment of, the proposed transaction or otherwise have an adverse effect on USG; continued availability of financing or alternatives for the financing provided in the Knauf debt commitment letter; the failure to satisfy required closing conditions; the potential impact on the USG Boral JV in the event the proposed transaction is not completed; the risk that the proposed transaction may not be completed in a timely manner or at all; the effect of restrictions placed on USG and its subsidiaries’ ability to operate their businesses under the merger agreement, including USG’s ability to pursue alternatives to the proposed transaction; the risk of disruption resulting from the proposed transaction, including the diversion of USG’s management’s attention from ongoing business operations; the effect of the announcement of the proposed transaction on USG’s ability to retain and hire key employees; the effect of the announcement of the proposed transaction on USG’s business relationships, operating results and businesses generally; the outcome of any legal proceedings that may be instituted against USG related to the proposed transaction; the amount of the costs, fees, expenses and charges related to the proposed transaction; and the occurrence of any event giving rise to the right of a party to terminate the merger agreement. Information describing other risks and uncertainties affecting USG that could cause actual results to differ materially from those in forward-looking statements may be found in USG’s filings with the SEC, including, but not limited to, the “Risk Factors” in USG’s most recent Annual Report on Form 10-K.

Knauf — USG Partner / Supplier Letter

SUBJECT: A message to Knauf [partners / suppliers] from [INSERT]

June [•], 2018

Dear [Partner / Supplier],

I am writing to share exciting news: Knauf has agreed to acquire USG, an industry-leading manufacturer of building products and innovative solutions. As some of you may know, the Knauf group has been a supportive investor in USG for almost 20 years. During that time, Knauf has been convinced of the strategic merits of a combination with USG as it will enhance our presence in North American wallboard and ceilings as well as our position as a leading global building materials company.

As a family-owned company with a long-term focused business outlook, we believe that Knauf is the ideal partner for USG and we intend to make significant investments in USG’s operations to your benefit. By combining our complementary business, products, and global footprint we will create a company that will be better positioned to meet the needs of both companies’ end-market customers. Ultimately, this transaction will only strengthen our partnership.

Today’s announcement is just the first step in a combination between Knauf and USG. We expect to complete the transaction by early 2019, subject to customary closing conditions, including regulatory approval and approval by USG shareholders. Until the transaction closes, it is business as usual and Knauf and USG will continue to operate as separate companies.

Let me assure you that there will be no immediate changes in either companies’ business. Following the close of the transaction, we will share details about the combined product portfolio and the even greater innovation and value we expect to deliver. For any questions, please reach out to your regular representative at Knauf.

We value our relationship with you and thank you for your continued partnership.

Sincerely,

Alexander Knauf	Manfred Grundke
General Partner	General Partner

Additional Information and Where to Find It

This communication relates to the proposed transaction involving USG Corporation (“USG” or the “Company”) and Knauf. In connection with the proposed transaction, the Company intends to file with the U.S. Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its stockholders a proxy statement on Schedule 14A (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov, and the Company’s website, www.usg.com, and Company stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from the Company. In addition, the documents (when available) may be obtained free of charge by a request in writing to the Company at 550 West Adams Street, Chicago, Illinois 60661-3676, attention: Corporate Secretary.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Company common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2018 annual meeting of stockholders, which was filed with the SEC on March 29, 2018, the Company’s proxy supplement, which was filed with the SEC on April 20, 2018, and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 14, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Cautionary Note Regarding USG Corporation Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 related to USG management’s expectations about future conditions, including but not limited to, statements regarding the proposed transaction with Knauf, including expected timing, completion and effects of the proposed transaction. In some cases, forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “may,” “will be,” “will continue,” “will likely result” and similar expressions. Actual business, market or other conditions may differ materially from USG management’s expectations and, accordingly, may affect its sales and profitability, liquidity and future value. Any forward-looking statements represent its views only as of today and should not be relied upon as representing its views as of any subsequent date, and USG undertakes no obligation to update any forward-looking statement. Among the risks, contingencies and uncertainties that could cause actual results to differ from those described in the forward-looking statements or could result in the failure of the proposed transaction to be completed are the following: the failure to obtain the necessary USG stockholder approval for the proposed transaction; the failure to obtain necessary regulatory or other governmental approvals for the proposed transaction, or if obtained, the possibility of being subjected to conditions that could result in a material delay in, or the abandonment of, the proposed transaction or otherwise have an adverse effect on USG; continued availability of financing or alternatives for the financing provided in the Knauf debt commitment letter; the failure to satisfy required closing conditions; the potential impact on the USG Boral JV in the event the proposed transaction is not completed; the risk that the proposed transaction may not be completed in a timely manner or at all; the effect of restrictions placed on USG and its subsidiaries’ ability to operate their businesses under the merger agreement, including USG’s ability to pursue alternatives to the proposed transaction; the risk of disruption resulting from the proposed transaction, including the diversion of USG’s management’s attention from ongoing business operations; the effect of the announcement of the proposed transaction on USG’s ability to retain and hire key employees; the effect of the announcement of the proposed transaction on USG’s business relationships, operating results and businesses generally; the outcome of any legal proceedings that may be instituted against USG related to the proposed transaction; the amount of the costs, fees, expenses and charges related to the proposed transaction; and the occurrence of any event giving rise to the right of a party to terminate the merger agreement. Information describing other risks and uncertainties affecting USG that could cause actual results to differ materially from those in forward-looking statements may be found in USG’s filings with the SEC, including, but not limited to, the “Risk Factors” in USG’s most recent Annual Report on Form 10-K.

Knauf — USG Employee Letter

SUBJECT: A message from Alexander Knauf and Manfred Grundke

June [•], 2018

Dear USG Employees,

On behalf of Knauf, we wanted to take this opportunity to share with you the enthusiasm we have for USG, its talented employees and what we will be able to accomplish together.

For those of you who don’t know Knauf, we are an international family-owned business, headquartered in Iphofen, Germany, with a global footprint in more than 70 countries and approximately 27,000 employees. Knauf has a long-term focused business outlook and we intend to make significant investments in USG that we expect will benefit all of USG’s stakeholders, especially you.

Knauf has been a supportive investor in USG for almost 20 years. We have long admired USG and its strong brand and leading market positions in North American wallboard and ceilings, and we have always been convinced of the compelling strategic merits of combining our two companies.

Together with you, we share a clear objective: USG’s long-term success. Knauf is committed to USG continuing to grow the strength of its brands and its presence in North America. Our highly complementary businesses, products, and global footprint will ensure the combined company is better positioned to meet the needs of both companies’ end-market customers.

Bringing USG and Knauf together offers a compelling value proposition for both companies’ customers, but most importantly it will lead to new opportunities for career growth and professional development for USG employees. Following the close of the transaction, Knauf intends to maintain USG’s existing corporate headquarters in Chicago and its facilities in North America. Those facilities will be managed locally.

In the days ahead, members of senior management from Knauf will be visiting USG’s headquarters in Chicago. We look forward to speaking with and getting to know many of you. We are excited to be part of your success going forward and accomplishing great things together

Sincerely,

Alexander Knauf	Manfred Grundke
General Partner	General Partner

Additional Information and Where to Find It

This communication relates to the proposed transaction involving USG Corporation (“USG” or the “Company”) and Knauf. In connection with the proposed transaction, the Company intends to file with the U.S. Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its stockholders a proxy statement on Schedule 14A (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov, and the Company’s website, www.usg.com, and Company stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from the Company. In addition, the documents (when available) may be obtained free of charge by a request in writing to the Company at 550 West Adams Street, Chicago, Illinois 60661-3676, attention: Corporate Secretary.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Company common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2018 annual meeting of stockholders, which was filed with the SEC on March 29, 2018, the Company’s proxy supplement, which was filed with the SEC on April 20, 2018, and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 14, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Cautionary Note Regarding USG Corporation Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 related to USG management’s expectations about future conditions, including but not limited to, statements regarding the proposed transaction with Knauf, including expected timing, completion and effects of the proposed transaction. In some cases, forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “may,” “will be,” “will continue,” “will likely result” and similar expressions. Actual business, market or other conditions may differ materially from USG management’s expectations and, accordingly, may affect its sales and profitability, liquidity and future value. Any forward-looking statements represent its views only as of today and should not be relied upon as representing its views as of any subsequent date, and USG undertakes no obligation to update any forward-looking statement. Among the risks, contingencies and uncertainties that could cause actual results to differ from those described in the forward-looking statements or could result in the failure of the proposed transaction to be completed are the following: the failure to obtain the necessary USG stockholder approval for the proposed transaction; the failure to obtain necessary regulatory or other governmental approvals for the proposed transaction, or if obtained, the possibility of being subjected to conditions that could result in a material delay in, or the abandonment of, the proposed transaction or otherwise have an adverse effect on USG; continued availability of financing or alternatives for the financing provided in the Knauf debt commitment letter; the failure to satisfy required closing conditions; the potential impact on the USG Boral JV in the event the proposed transaction is not completed; the risk that the proposed transaction may not be completed in a timely manner or at all; the effect of restrictions placed on USG and its subsidiaries’ ability to operate their businesses under the merger agreement, including USG’s ability to pursue alternatives to the proposed transaction; the risk of disruption resulting from the proposed transaction, including the diversion of USG’s management’s attention from ongoing business operations; the effect of the announcement of the proposed transaction on USG’s ability to retain and hire key employees; the effect of the announcement of the proposed transaction on USG’s business relationships, operating results and businesses generally; the outcome of any legal proceedings that may be instituted against USG related to the proposed transaction; the amount of the costs, fees, expenses and charges related to the proposed transaction; and the occurrence of any event giving rise to the right of a party to terminate the merger agreement. Information describing other risks and uncertainties affecting USG that could cause actual results to differ materially from those in forward-looking statements may be found in USG’s filings with the SEC, including, but not limited to, the “Risk Factors” in USG’s most recent Annual Report on Form 10-K.

Knauf Transaction Employee Letter

SUBJECT: A message from [Alexander Knauf and Manfred Grundke / Christopher Griffin]

June [•], 2018

Dear [Knauf Employees / INSERT CUSTOMARY GREETING],

We are writing to share exciting news: Knauf has entered into an agreement to acquire USG, an industry-leading manufacturer of building products and innovative solutions. As some of you may know, Knauf has been a supportive investor in USG for almost 20 years. During that time, we have greatly admired USG’s strong brands and leading market positions in North American wallboard and ceilings as well as its talented employees, and we have always been convinced of the compelling strategic merits of combining our two companies.

We want to share a bit more about the combination and what it means for all of us. The combined company will be a global building materials industry leader that maximizes Knauf and USG’s highly-complementary businesses, products and worldwide footprint to better meet the needs of both companies’ end-market customers.

We believe Knauf is the ideal partner for USG’s business and we intend to make significant investments in USG’s operations and its people. Our long-term investments will benefit all of our stakeholders, including employees, customers and suppliers, and we look forward to building on USG’s strong presence in North America. Most important, we share a clear objective to ensure Knauf and USG’s long-term success.

Today’s announcement is just the first step in the process to combine our two companies. The transaction is expected to close in early 2019, subject to customary closing conditions, including regulatory approval and approval by USG shareholders. Until that time, Knauf and USG will remain separate companies. Following the close of the transaction, Knauf intends to maintain USG’s existing corporate headquarters in Chicago and its facilities in North America. Those facilities will be managed locally.

Importantly, this transaction will have no impact on the Knauf Insulation business or our corporate office, which will continue to be operated from our Shelbyville headquarters. We will keep you updated at relevant points throughout the process.

All of you should be tremendously proud of your contributions to Knauf’s strong global position in the building materials industry. This transaction is the next chapter in our storied history.

Thank you all for your hard work and continued commitment to our company. We are excited about our future and the opportunities that lie ahead.

Sincerely,

[Alexander Knauf	[Manfred Grundke	[Christopher Griffin
General Partner]	General Partner]	CEO North America
Knauf Insulation]

Additional Information and Where to Find It

This communication relates to the proposed transaction involving USG Corporation (“USG” or the “Company”) and Knauf. In connection with the proposed transaction, the Company intends to file with the U.S. Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its stockholders a proxy statement on Schedule 14A (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov, and the Company’s website, www.usg.com, and Company stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from the Company. In addition, the documents (when available) may be obtained free of charge by a request in writing to the Company at 550 West Adams Street, Chicago, Illinois 60661-3676, attention: Corporate Secretary.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Company common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2018 annual meeting of stockholders, which was filed with the SEC on March 29, 2018, the Company’s proxy supplement, which was filed with the SEC on April 20, 2018, and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 14, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Cautionary Note Regarding USG Corporation Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 related to USG management’s expectations about future conditions, including but not limited to, statements regarding the proposed transaction with Knauf, including expected timing, completion and effects of the proposed transaction. In some cases, forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “may,” “will be,” “will continue,” “will likely result” and similar expressions. Actual business, market or other conditions may differ materially from USG management’s expectations and, accordingly, may affect its sales and profitability, liquidity and future value. Any forward-looking statements represent its views only as of today and should not be relied upon as representing its views as of any subsequent date, and USG undertakes no obligation to update any forward-looking statement. Among the risks, contingencies and uncertainties that could cause actual results to differ from those described in the forward-looking statements or could result in the failure of the proposed transaction to be completed are the following: the failure to obtain the necessary USG stockholder approval for the proposed transaction; the failure to obtain necessary regulatory or other governmental approvals for the proposed transaction, or if obtained, the possibility of being subjected to conditions that could result in a material delay in, or the abandonment of, the proposed transaction or otherwise have an adverse effect on USG; continued availability of financing or alternatives for the financing provided in the Knauf debt commitment letter; the failure to satisfy required closing conditions; the potential impact on the USG Boral JV in the event the proposed transaction is not completed; the risk that the proposed transaction may not be completed in a timely manner or at all; the effect of restrictions placed on USG and its subsidiaries’ ability to operate their businesses under the merger agreement, including USG’s ability to pursue alternatives to the proposed transaction; the risk of disruption resulting from the proposed transaction, including the diversion of USG’s management’s attention from ongoing business operations; the effect of the announcement of the proposed transaction on USG’s ability to retain and hire key employees; the effect of the announcement of the proposed transaction on USG’s business relationships, operating results and businesses generally; the outcome of any legal proceedings that may be instituted against USG related to the proposed transaction; the amount of the costs, fees, expenses and charges related to the proposed transaction; and the occurrence of any event giving rise to the right of a party to terminate the merger agreement. Information describing other risks and uncertainties affecting USG that could cause actual results to differ materially from those in forward-looking statements may be found in USG’s filings with the SEC, including, but not limited to, the “Risk Factors” in USG’s most recent Annual Report on Form 10-K.